Exhibit 99.1

American Gas Association Financial Forum – May 2019 Thomas P. Meissner, Jr. Chairman, Chief Executive Officer and President

SAFE HARBOR PROVISION This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; changes in taxation; variations in weather; long-term global climate change; catastrophic events; numerous hazards and operating risks relating to Unitil’s electric and natural gas distribution activities; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil’s filings with the Securities and Exchange Commission, including those appearing under the caption “Risk Factors” in Unitil’s Annual Report on Form 10-K for the year ended December 31, 2018. Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made. Except as may be required by law, Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. PAGE 2

About Unitil Unitil Corporation is a public utility holding company whose mission is to provide energy for life by safely and reliably delivering natural gas and electricity in New England • Investment grade utility • Diversified Net Utility Plant of more than $1 billion - Gas 65%, Electric 35% - NH 44%, ME 31%, MA 25% • Growing customer base PAGE 3

PROSPEROUS SERVICE AREAS Large Construction Projects • Billion dollar mixed-use development in Salem, NH underway will add as many as 1,000 new customers • Roughly 10 new hotels planned or under construction in Portland, Maine • Thousands of new housing units permitted or under construction Strong Employment Growth • NH added over 20,000 jobs in 2018 • Unemployment 3.4% or lower across all state jurisdictions Building Permits • Up 22% in Maine since 2015; almost double the national average *Source: Building permit data from U.S. Census Bureau Building Permits Survey. Unemployment data from U.S. Bureau of Labor Statistics PAGE 4

RECENT HIGHLIGHTS • Eighth consecutive year of record earnings – Net income rose 13.8% to $33.0 million
– EPS rose 8.3% to $2.23/share • Focusing on Growth Opportunities – Gas franchise expansions approved to serve three new towns in New Hampshire – Ongoing expansion into two cities in Maine – Increased investment to support gas growth and infrastructure replacement/modernization – Strategic review & divestiture of unregulated energy brokering and advisory subsidiary • Strong Operational Performance – #1 in New England for customer satisfaction – Exceeded all service quality metrics for safety, reliability, and customer service – Leading gas emergency response and pipeline safety programs Earnings Per Share 2.23 2.06 1.89    1.94 1.79 1.57 2013 2014 2015 2016 2017 2018 Customer Satisfaction 95% 90% 85% 80% 75% 2014 2015 2016 2017 2018 Unitil National Eastern Northeast PAGE 5

HISTORICAL PERFORMANCE Total Shareholder Return 14.5% 4.1% -4.4% 14.7% 10.7% 8.5% 14.5% 10.5% 13.1% 1-year 5-year 10-year UTL S&P 500 Utilities S&P 500 * Data as of 12/31/2018 Unitil has outperformed the broader markets and the utility industry PAGE 6

OPERATIONAL EXCELLENCE • Ranked #1 in New England for overall customer satisfaction • Leading gas emergency response and pipeline safety programs – Responded to >99.9% of emergency calls in less than 60 minutes – Advanced data collection to capture and integrate asset information in real time – Dynamic mobile leak survey automates data collection and record keeping of gas detection surveys • Targeting top quartile electric reliability – ~50% reduction in customer average annual outage duration since 2010 – Industry-leading vegetation management programs have reduced tree-related outages by 74% – Continued strong performance recovering from major storms Customer Satisfaction 6% higher than the Northeast average 88% Electric Reliability Average Minutes of Interruption 120 90 60 30 - 2013-2015 Average 2016-2018 Average PAGE 7

CUSTOMER GROWTH Natural Gas Opportunity • Cleaner and more affordable than fuel oil • Residential customer can save ~$400 per year (23%) by converting from oil to gas • Natural gas emits 27% less carbon than #2 fuel oil when used for heating • Low on-the-main penetration rate of 62% Service Area Expansions • Innovative Targeted Area Buildout (TAB) programs in Maine • Gas franchise expansions to serve three new towns in New Hampshire • Installed approximately 100 miles of new distribution mains over the past 5 years 5-Year gas customer growth CAGR of 1.7% 5-Year gas and electric margin CAGR of 5.3% Fuel Used For Home Heating (ME) Natural Gas 8% Other 31% Fuel Oil 61% Fuel Used For Home Heating (NH) Natural Gas 21% Other 36% Fuel Oil 43% One of the fastest customer growth rates in New England over the past five years! PAGE 8

INFRASTRUCTURE MODERNIZATION Gas Infrastructure Replacement • Total spending remaining on infrastructure replacement programs >$150 million with strong cost recovery • Estimated completion in 2024 (ME) and                2034 (MA); NH completed 2017 • Upgrades simultaneously enhance public safety and expand capacity Electric Grid Modernization • Regulatory initiatives in MA and NH support new investments to modernize the electric system • MA – implementation started, total spending of ~$25 million over ten years with strong cost recovery • NH – plan under development, with estimated spending of ~$60 million PAGE 9

INCREASING INVESTMENT • Total Rate Base growth of 7.6% over the past five years • Increased capital spending program to support gas growth and distribution system modernization – 20% more capital spending projected in 2019-2021 than compared to the prior three years Historical Rate Base Growth $’s in millions $800 $600 $400 $200 $0 2013 2014 2015 2016 2017 2018 Historic and Forecast Capital Spending $’s in millions $150 Electric Gas $120 $90 $60 $30 $0 2014 2015 2016 2017 2018 2019F 2020F 2021F PAGE 10

FINANCIAL STRENGTH • Declining payout ratio – down from 77% to 66% over the last 5 years – while also increasing the annual dividend each year – Plowing back more earnings will help fund increase in investment program • Investment grade rating – Standard & Poor’s issuer rating of BBB+ across Unitil Corporation – Moody’s issuer rating of Baa1 for distribution subsidiaries • Balanced capital structure of approximately 50% equity and 50% long-term debt Declining Payout Ratio DPS EPS Payout Ratio $2.50 100% 75% $2.00 50% $1.50 25% $1.00 0% 2014 2015 2016 2017 2018 Balanced Capital Structure Long-Term Debt Equity PAGE 11

REGULATORY ACTIVITY Notice provided to the Maine PUC of intent to file a gas base rate case for Northern Utilities (ME only) Approximate revenue deficiency of $7.0 million Final order expected in Q2 2020 Recent order from MA DPU doubles limit on annual cash recovery of gas infrastructure replacement investments in Massachusetts Revenue cap increased from 1.5% to 3.0% PAGE 12

KEY INVESTMENT HIGHLIGHTS Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team PAGE 13

APPENDIX

LOW RISK UTILITY IN NEW ENGLAND Fast Facts (Year End 2018) • Sales Margin of $208.8 million • Net Income of $33.0 million • 188,300 customers • Total assets of $1.3 billion - NH 44%, ME 31%, MA 25% - Gas 65%, Electric 35% Fitchburg Gas & Electric Light Company - Massachusetts • Providing gas and electric distribution in central MA • Distribution revenue is decoupled Northern Utilities – Operates in Maine and New Hampshire • Local gas distribution company • Service area along the seacoast, including Portland the largest city north of Boston Unitil Energy Systems – New Hampshire • Electric distribution utility providing service to the seacoast and capital regions of NH Granite State Gas – Maine & New Hampshire • Interstate gas transmission pipeline • Regulated by the FERC *Data as of 12/2018 PAGE 15

EXPANSION OPPORTUNITIES • Increased total sales margin by $6.9 million or 3.4% compared to prior year, net of tax reduction – 5-Year Gas and Electric margin CAGR of 5.3% – More than 10,000 customers added in last 5 years • NH gas franchise expansions – Received regulatory approval for three new franchise requests to serve Atkinson, Kingston and Epping • Target Area Buildout (TAB) progress – Saco, ME – Initial 3-year build-out complete; exceeded targeted customer additions – Sanford, ME – First year of build-out completed with installation of ~7 miles of new mains in the city’s downtown • Robust economic growth across service areas Gas System Expansion PAGE 16

RECENT DIVESTITURE • Divestiture of non-regulated energy brokering and advisory business subsidiary completed on March 1st, 2019 • Recognized after-tax net gain of $9.8 million in the first quarter of 2019 • Net proceeds will help fund investment in regulated utility subsidiaries and the increased capital spending program – The investment should be accretive by Q2 2020 – Immediate impact of lower short-term borrowings • Operating as a fully rate-regulated business model PAGE 17

RETURN ON EQUITY Company Average Common Equity (as of 03/19) LTM ROE (as of 03/19) (1) Northern Utilities (New Hampshire) $201.5 8.2% Northern Utilities (Maine) Unitil Energy $81.8 9.9% Fitchburg (Electric) $78.1 5.1% Fitchburg (Gas) Granite State $14.2 10.7% Unitil Corporation $361.0 12.2% (1) ROE calculated by dividing last twelve months GAAP Net Income by Average Common Equity PAGE 18

Company Activity Dollars (in Millions) Date Effective Northern Utilities (New Hampshire) 2018 Rate Relief (Net of TCJA) Capital Tracker - 2019 $0.6 $1.4 Q1/Q2 2018 Q2 2019 Northern Utilities (Maine) 2018 Rate Relief (Net of TCJA) Capital Tracker – 2019 $1.0 $1.0 Q1/Q2 2018 Q2 2019 Unitil Energy 2018 Rate Relief (Net of TCJA) Capital Tracker – 2019 ($0.3) $0.3 Q1/Q2 2018 Q2 2019 Fitchburg (Electric) 2018 Rate Relief (Net of TCJA) Electric Capital Tracker – 2019 ($0.1) $0.9 Q1/Q2 2018 Q2 2019 Fitchburg (Gas) 2018 Rate Relief (Net of TCJA) Gas Capital Tracker – 2019 $0.1 $0.8 Q1/Q2 2018 Q2 2019 Granite State 2018 Rate Relief (Net of TCJA) $0.0 Q2 2018